UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 10, 2006

Commission File No. 1-14778

DOR BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE		41-1505029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

1691 Michigan Ave., Suite 435 Miami, FL		33139
(Address of principal executive offices)		(Zip Code)
(305) 534-3383
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

Under the terms of a Securities Purchase Agreement (the "Securities Purchase Agreement") dated April 6, 2006 among DOR BioPharma, Inc. (the “Company”) and the institutional and other accredited investors named therein (the “Investors”), the Company has agreed to issue 13,099,964 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) to the Investors, for aggregate gross proceeds of $3,630,000, and warrants (the "Warrants"), exercisable for three years, to purchase an aggregate of 13,099,964 shares of the Company’s Common Stock at an exercise price of $0.45 per share. Such securities were issued pursuant to an exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

The net proceeds from the sale of the securities will be used for working capital and general corporate purposes.

Item 8.01.  Other Events.

On April 10, 2006, the Company completed the issuance and sale of an aggregate of 13,099,964 shares of Common Stock at a purchase price of $0.2771 per share in a private placement to the Investors pursuant to the Securities Purchase Agreement. The Investors also received the Warrants to purchase an aggregate of 13,099,964 shares of the Company’s Common Stock at an exercise price of $0.45 per share. The Warrants will be exercisable for a period of three years commencing on April 10, 2006. The expiration date of the Warrants will be accelerated if (i) the volume weighted average share price per share of the Common Stock exceeds $1.69 for 20 consecutive Trading Days (as defined in the Securities Purchase Agreement); (ii) the Warrant Shares (as defined in the Warrants) are either registered for resale pursuant to an effective registration statement or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, during such twenty (20) Trading Day period through the expiration of the Call Date (as defined in the Warrants); and (iii) the Company has complied with its obligations under the Warrants and the Securities Purchase Agreement, and the Common Stock is at all times listed on the AMEX, the New York Stock Exchange, the Nasdaq National Market, the Nasdaq Capital Market or the OTC Bulletin Board.

Pursuant to a Registration Rights Agreement dated April 6, 2006, the Company has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares sold in the placement and the shares of Common Stock issuable upon exercise of the Warrants by no later than May 10, 2006.

A complete copy of each of the Securities Purchase Agreement, the form of Warrant and the Registration Rights Agreement were filed as exhibits to the Company's Current Report on Form 8-K dated April 6, 2006, and are incorporated by reference herein. The description of the investment in this report is qualified in its entirety by reference to the Securities Purchase Agreement and such other exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.  Title

10.1   Securities Purchase Agreement dated April 6, 2006 among the Company and the Investors.(1)

10.2      Form of Common Stock Purchase Warrant.(1)

10.3      Registration Rights Agreement dated April 6, 2006 among the Company and the Investors.(1)
________________
    (1) Previously filed as an Exhibit to the Company’s Current Report on Form 8-K dated April 6, 2006, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BIOPHARMA, INC.

By: /s/ Michael T. Sember
Name: Michael T. Sember
Title: President and Chief Executive Officer

Date: April 10, 2006